UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Against a backdrop of healthy earnings, fortified balance sheets, and extraordinarily low interest rates, mid-cap growth stocks rose strongly in the second half of 2010, completing their second consecutive year of robust returns. Stocks climbed through late April but fell sharply through early July due in part to a European debt crisis centered in Greece and concerns regarding the pace of the U.S. economic recovery. Equities rebounded briskly starting in late August as the economy showed signs of improvement, the Federal Reserve signaled that it would purchase even more Treasury securities in an attempt to further reduce already low long-term interest rates, and investors sought higher returns than those offered by fixed income securities. It is notable that during the fourth quarter, the Citigroup 30-Year Treasury Index declined 9.84%, and the Barclays Capital U.S. Aggregate Index lost 1.30%. As investors became more encouraged about the economy, they fled the unfavorable risk/reward trade-off of most fixed income investments and increased their equity allocations.

Your fund returned 31.41% in the last six months of 2010 and 27.94% for the full year. As shown in the Performance Comparison table, the fund outperformed its Russell benchmark and its Lipper peer group index in both time frames. Considering the portfolio’s quality bias and the sharp gains among some high-growth and “momentum” stocks that have lifted some valuations to extreme levels, we are very pleased with the fund’s absolute and relative performance. The fund is less aggressive than competing funds and tends to have better relative performance in down markets than in surging markets. We attribute our 2010 results to our fine equity research staff, which continues to uncover good new long-term investment ideas in the mid-cap growth universe.

In the last six months, the fund outperformed its Russell benchmark primarily because of solid stock selection, especially in the information technology, energy, and materials sectors. These were among the best-performing sectors in our opportunity set. Overweighting the robust energy sector and underweighting the consumer staples sector, which significantly lagged other segments, also helped our results. However, stock selection among financials and consumer discretionary shares limited our gains. For the entire year, our information technology, energy, and materials investments contributed significantly to our performance advantage. Low exposure to the lagging utilities and consumer staples sectors was also helpful, but relatively mild gains among our financials and health care stocks worked against us.

MARKET ENVIRONMENT

Although national unemployment remains stubbornly above 9% and the pace of this nascent economic expansion is more sluggish than what is typically seen following a deep recession, most companies are doing quite well. Corporate profits in the U.S. have improved, various companies have taken advantage of very low interest rates to refinance their debts, and the Federal Reserve continues to pursue very stimulative monetary policies. We remain concerned, however, that an extended period of negative real (inflation-adjusted) interest rates could have significant inflationary and other unintended consequences in the years ahead.

In the equity market, small- and mid-cap shares fared better than their large-cap counterparts in both of our reporting periods. In the second half of 2010, the small-cap Russell 2000 Index and the Russell Midcap Index returned 29.38% and 28.12%, respectively, versus 23.27% for the large-cap S&P 500 Index. For the one-year period, the Russell 2000 and the Russell Midcap Index returned 26.85% and 25.48%, respectively, versus 15.06% for the S&P 500.

As measured by various Russell indexes, growth stocks outperformed value across all market capitalizations in both periods. Within the Russell Midcap Growth Index, sector performance was broadly favorable. In the last six months, consumer discretionary, industrials and business services, and information technology were among the top-performing sectors. Investors perceived that companies in these sectors could benefit significantly from a stronger economic recovery. Energy and materials stocks also outperformed, lifted by rising commodity prices due to global demand and investors’ interest in hard assets. Sectors that tend to have lower sensitivity to the health of the economy lagged as equity investors favored riskier and cyclical investments. For all of 2010, consumer discretionary and industrials and business services shares performed best, but materials and technology stocks also did very well. Most other sectors trailed with moderate gains, but utilities, a very small part of the mid-cap growth universe, fell sharply.

Mid-cap growth stocks surpassed their value counterparts not only in the 6- and 12-month periods ended December 31, 2010, but also for the last five years, as shown in the table above. Mid-cap stocks in general have enjoyed a performance advantage over their larger counterparts during that volatile time frame: For the five-year period ended December 31, 2010, the Russell Midcap Index produced an annualized return of 4.66% versus 2.29% for the S&P 500.

While we are pleased with the longer-term performance advantage of our opportunity set, we remain mindful that an extended period of leadership for any asset class is unlikely to continue indefinitely. For example, the performance of the MSCI Emerging Markets Index, which produced a five-year average annual return of 13.11% versus 2.94% for the MSCI EAFE Index of developed market equities, reflects a brisk pace of gains that is unlikely to be sustained, which could lead to disappointment among trend-following investors. Market segments with extended outperformance have a tendency to revert to the mean, which suggests there could be a period ahead in which mid-cap growth stocks or other outperforming assets have lower returns than other investment styles. This is one of the reasons why we are sensitive to valuations when seeking and managing portfolio investments.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities. While we are very pleased with the fund’s 6- and 12-month results, our time horizon for investing is much longer, so it usually takes some time before our investments bear fruit. We remain committed to the same strategy and principles that have guided our management of the portfolio since its inception seven years ago. We believe these will help us navigate through the challenges of the years ahead and provide patient investors with long-term capital growth:

• The Diversified Mid-Cap Growth Fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

• We keep the fund fully invested because we believe that successful market timing is virtually impossible—you would need to be right twice—and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential at reasonable valuations.

• Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund typically will invest in about 300 stocks. More recently, the portfolio has held slightly more, which reflects the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. A high degree of diversification helps mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.

• Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

• Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in the 12-month period ended December 31, 2010, was 27.5%, which is substantially less than the 2010 average of about 110% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average.) This means our holding period for a typical stock is almost four years, whereas our average competitor holds a given stock for less than one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day traders.

• Valuations are also very important: We look for the best relative values among companies with the strongest businesses and managements.

• We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table on page 6. The portfolio’s median market capitalization ($7.8 billion), price/earnings (P/E) ratio (18.5X), and projected earnings growth rate (13.6%) are comparable with those of the index, while its historical five-year earnings growth rate (7.7%) is materially higher. These metrics reflect our commitment to companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 17.8% versus 20.0% for the benchmark. While a high ROE is desirable, we should note that the portfolio’s companies have materially lower leverage (debt) than businesses represented in the Russell benchmark. The fund is less aggressive than its benchmark as reflected by its lower beta—1.07 for the fund versus 1.08 for the Russell index. (Beta is measure of the market risk of a stock showing how responsive it is to a given market index; please see the glossary.) We look for businesses throughout the mid-cap growth universe that can maintain high and sustainable profitability. At the end of 2010, our sector allocations had some resemblance to those of the Russell index. Our largest commitments in absolute terms were information technology (IT), consumer discretionary, industrials and business services, and health care.

The IT sector contributed the most to the fund’s performance in absolute terms in both the 6- and 12-month reporting periods, and good stock selection lifted our results relative to the Russell benchmark. At the end of 2010, our IT weighting was comparable with that of the Russell benchmark. We emphasize companies with strong business models in industries with high barriers to entry and lower risk of commoditization. As a result, we overweight the software, IT services, and semiconductor-related industries and underweight makers of computers and peripherals. Software stocks significantly outperformed other tech industries in both of our reporting periods, helped by a recovering economy and expectations for industry consolidation following Intel’s acquisition of security software maker McAfee, which was one of our top contributors to performance in the second half of the year. Another notable software holding is Check Point Software Technologies, a leading security provider that has been able to increase sales and control costs. The company performed well in both of our reporting periods. Among Internet software and services companies, online Chinese media company Sina contributed to our results over the last year. Shares of this major Internet portal, which has a micro-blogging service and which generates revenue from advertising, appreciated sharply in the last six months as secular use of the Internet in China has increased. Sina is a good example of an investment requiring patience and a long-term perspective. We have owned shares of the company since the earliest days of the fund’s operations, and we are pleased that the market has begun to recognize its value. It is also an example of some modest emerging markets exposure we have in the portfolio. Notwithstanding our earlier comments regarding the outsized relative performance of emerging markets, we work with our analysts to find selective opportunities with companies not domiciled in the U.S. that have an attractive risk/reward trade-off. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Consumer discretionary stocks contributed significantly to the fund’s 12-month performance in absolute terms, though stock selection in the last six months limited our gains a bit versus the Russell benchmark. Even though many consumer discretionary companies have good business models, excellent cash flow, and other favorable attributes, we are modestly underweighting the sector as we have found better opportunities in other areas. Hotels, restaurants, and gaming companies—our largest industry allocation in the sector—paced the sector’s advance in our reporting periods, benefiting from a pickup in the economy and expectations for stronger consumer spending. In fact, Wynn Resorts, Starwood Hotels & Resorts Worldwide, and Marriott were among the largest performance contributors in the entire portfolio in both periods. Specialty retailers also did very well, including iconic jewelry retailer Tiffany and discounter Ross Stores, though Urban Outfitters was disappointing.

Industrials and business services companies contributed significantly to fund performance in the last six months following a sluggish first half of the year. At year-end, our allocation slightly exceeded that of our Russell benchmark. While industrials are typically seen as cyclical investments, we try to look for market-leading companies in their niches, such as those that can benefit from steady, recurring revenues, even when economic growth is weak. In both reporting periods, machinery stocks paced the sector’s advance, with engine maker Cummins and mining equipment maker Joy Global benefiting substantially from the improving global economy. Other notable performers include Fluor, the largest publicly traded engineering and construction firm in North America, and Foster Wheeler, a designer and maker of large oil and gas facilities. Our aerospace and defense companies were generally lackluster, but Precision Castparts, a maker of airplane components, produced outstanding returns.

Materials stocks represent a fairly small portion of the mid-cap growth universe, but it was one of the top-performing sectors during the year. Our weighting in materials at year-end was comparable with that of the Russell benchmark, but good stock selection in the sector added to our performance advantage in 2010. While many materials companies were lifted by the broad increase in commodity prices, attempting to forecast commodity price trends is not the driver of our investment selection. We look for differentiated businesses—specifically, well-positioned companies that improve upon an underlying commodity and are less susceptible to commodity price swings and operating margin pressures. Some of the fund’s largest contributors to performance in absolute terms were fertilizer companies Sociedad Quimica y Minera de Chile (SQM) and Intrepid Potash and mining company Walter Energy. SQM, an integrated producer of specialty plant nutrients and lithium, and Intrepid Potash, the only U.S.-based pure-play potash company in the mid-cap growth space, benefited from increasing prices. In the mining industry, Walter Energy, which produces metallurgical coal for the global steel industry, benefited from improving global demand.

Health care stocks trailed other sectors as new legislation and increased pressures on innovation-based health care companies continued to create challenges for the sector. While stock selection was a modest positive in the last six months, it limited the fund’s 12-month performance relative to the Russell benchmark. At year-end, our sector weighting was slightly lower than that of the index. Our health care investments tend to be directed to services and volume-related companies reflective of demographic factors and desires for increased access to health care services. We underweight pharmaceuticals and broadly diversify our biotechnology holdings to reduce risk. In the last six months, as investors re-embraced equities, our biotech shares fared best, led by Alexion Pharmaceuticals and Vertex Pharmaceuticals. Most other industries trailed slightly, but pharmaceuticals lagged the most. For the full year, health care equipment and supply companies did best, with Edwards Lifesciences and Varian Medical Systems producing strong absolute returns. Life sciences tools and services companies did well primarily because of strength in shares of Illumina, a provider of systems to help government agencies and pharmaceutical researchers with genetic research, and Mettler-Toledo International, a Switzerland-based maker of precision medical instruments.

Energy stocks, which stumbled in the first half of the year partially because of the Gulf of Mexico oil spill, rallied sharply as oil prices climbed above $90 per barrel in the second half. While returns in percentage terms were excellent, the sector is a fairly small part of the mid-cap growth universe. Nevertheless, favorable stock selection and an overweight in the last six months contributed to our relative performance advantage in that time frame. As our long-term investors know, we do not make energy investments based on a futile attempt to predict commodity price trends. Rather, we seek differentiated service companies as well as exploration companies with good organic growth. Two of our largest contributors to absolute performance in our 6- and 12-month reporting periods were Concho Resources, an oil exploration and production company, and coal producer Peabody Energy. Among equipment and services companies, FMC Technologies, a provider of technology solutions and systems to the energy sector, produced superior gains in the last six months. Another notable performer in the second half of the year was Oceaneering International, a provider of products and services to companies engaged in deepwater drilling and subsea operations. While the Gulf oil spill was initially considered detrimental for companies tied to offshore drilling, it ultimately led to increased demand for Oceaneering’s subsea products and stronger earnings.

Financials produced moderate gains but underperformed many other sectors as new legislation and regulations weighed on the sector. We continue to favor capital markets companies, especially asset managers and trust banks, because they have good long-term prospects and a favorable risk/reward trade-off. In the last six months, capital markets companies did best—especially Lazard and TD Ameritrade Holding—due to stronger financial market performance and investors’ reduced risk aversion. Among diversified financial services companies, credit rating agency Moody’s and MSCI, a provider of investment analytics for institutional investors, did very well, but our regional bank and insurance investments were lackluster. For the 12-month period, our bank investments led the sector, whereas our capital markets companies trailed due to their poor first-half performance.

Utility stocks were mostly flat in the last six months and down sharply for the full year. We continued to have low exposure to the sector because most utility companies do not meet our growth and return on invested capital criteria. We maintained our positions in Calpine and NRG Energy because we believe that these independent power producers will benefit from increased demand for power as the pace of the economic recovery quickens and its duration extends.

OUTLOOK

The economy is gaining strength, and we expect it to continue growing reasonably in 2011. Corporations are financially healthy, and investors’ extreme risk aversion is waning, as indicated by higher Treasury yields and the outperformance of equities relative to bonds. With the Federal Reserve’s aggressive efforts to stimulate the economy, we remain concerned that the central bank is playing with fire and could cause a significant uptick in inflation in the years ahead. There may be other unintended consequences stemming from the Fed’s actions. These are rarely beneficial in the long term. Most would agree that we have had enough bubbles for a generation.

Fixed income investors may be developing a better appreciation of the risks they are assuming as rates eventually rise. However, many will be surprised by the losses generated when long-duration bonds encounter higher inflation and interest rates. Terrified investors who fled equities to hide in money market instruments would benefit from increasing their stock allocations. Within this context, a risk-managed equity strategy is attractive.

While we are pleased with the strong absolute and relative performance of the market, the fund, and its individual holdings over the last two years, we know that short-term performance trends will not always be so favorable. We believe corporate earnings must continue to improve for the market to continue rising. As long-term investors, we make investment decisions with a multiyear time frame and are prepared for periods of volatility while waiting for our investments to bear fruit. We believe the environment remains favorable for our investment management approach: broad diversification in the mid-cap growth universe, with a focus on risk management and on high-quality companies with strong managements, sustainable competitive advantages, and a demonstrated ability to increase revenues, earnings, and cash flow consistently.

Thank you for your confidence in T. Rowe Price and our investment management abilities.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

January 19, 2011

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Citigroup 30-Year Treasury Index: An unmanaged index that tracks 30-year U.S. government debt instruments.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Historical earnings growth rate (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Real interest rate: An interest rate that has been adjusted for inflation. It is calculated by subtracting the inflation rate from the nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Return on equity (ROE) – current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 19.1%		
Auto Components 0.3%		
Gentex	17,100	506
		506
Diversified Consumer Services 0.9%		
Apollo Group, Class A (1)	7,957	314
DeVry	6,100	293
ITT Educational Services (1)	2,400	153
New Oriental Education & Technology, ADR (1)	2,500	263
Strayer Education (2)	2,000	304
		1,327
Hotels, Restaurants & Leisure 5.2%		
Chipotle Mexican Grill (1)	2,800	595
Choice Hotels International	15,900	608
Ctrip.com International, ADR (1)	10,100	409
Hyatt Hotels, Class A (1)	5,900	270
International Game Technology	33,100	586
Marriott, Class A	28,169	1,170
Panera Bread, Class A (1)	5,600	567
Royal Caribbean Cruises (1)	17,400	818
Starwood Hotels & Resorts Worldwide	19,000	1,155
Tim Hortons	10,800	445
WMS Industries (1)	16,650	753
Wynn Resorts	6,500	675
		8,051
Household Durables 0.3%		
Lennar, Class A	5,300	99
Pulte Group (1)	10,597	80
Toll Brothers (1)	11,600	220
		399

Internet & Catalog Retail 1.9%		
Expedia	15,600	392
Liberty Media Interactive, Class A (1)	57,600	908
priceline.com (1)	4,100	1,638
		2,938
Leisure Equipment & Products 0.6%		
Mattel	33,500	852
		852
Media 2.9%		
Cablevision, Class A	13,800	467
Central European Media Enterprises (1)(2)	6,700	136
CTC Media	15,500	363
Discovery Communications, Class C (1)	30,000	1,101
DreamWorks Animation, Class A (1)	4,700	138
Liberty Media Starz, Class A (1)	4,100	272
Madison Square Garden, Class A (1)	16,625	429
McGraw-Hill	26,000	947
Omnicom	13,600	623
		4,476
Multiline Retail 0.9%		
Big Lots (1)	7,600	231
Dollar General (1)	12,000	368
Dollar Tree (1)	8,700	488
Family Dollar Stores	7,400	368
		1,455
Specialty Retail 5.1%		
Advance Auto Parts	3,600	238
AutoZone (1)	1,700	463
Bed Bath & Beyond (1)	20,900	1,027
CarMax (1)	29,300	934
Dick's Sporting Goods (1)	10,900	409

GAP	13,000	288
Men's Wearhouse	10,800	270
O'Reilly Automotive (1)	10,600	641
PetSmart	9,500	378
Ross Stores	17,000	1,075
Staples	11,600	264
Tiffany	12,400	772
TSC	6,800	330
Urban Outfitters (1)	17,200	616
Williams-Sonoma	7,900	282
		7,987
Textiles, Apparel & Luxury Goods 1.0%		
Coach	29,300	1,621
		1,621
Total Consumer Discretionary		29,612
CONSUMER STAPLES 3.7%		
Beverages 0.3%		
Brown-Forman, Class B	7,625	531
		531
Food & Staples Retailing 0.5%		
Whole Foods Market (1)	16,000	809
		809
Food Products 1.1%		
Campbell Soup	7,400	257
Hershey Foods	8,800	415
J.M. Smucker	3,800	249
McCormick	8,600	400
Mead Johnson Nutrition, Class A	5,700	355
		1,676

Household Products 0.8%		
Church & Dwight	8,200	566
Clorox	9,400	595
		1,161
Personal Products 0.7%		
Avon	37,600	1,093
		1,093
Tobacco 0.3%		
Lorillard	5,700	468
		468
Total Consumer Staples		5,738
ENERGY 7.3%		
Energy Equipment & Services 3.2%		
Cameron International (1)	19,800	1,005
Core Laboratories	7,700	686
Diamond Offshore Drilling (2)	6,900	461
Dresser-Rand Group (1)	6,000	256
Dril-Quip (1)	3,400	264
FMC Technologies (1)	15,800	1,405
Nabors Industries (1)	11,900	279
Oceaneering International (1)	6,700	493
TETRA Technologies (1)	15,000	178
		5,027
Oil, Gas & Consumable Fuels 4.1%		
Arch Coal	16,146	566
Cobalt International Energy (1)	10,100	123
Concho Resources (1)	12,700	1,113
Continental Resources (1)	11,700	689
Forest Oil (1)	3,900	148

Murphy Oil	3,800	283
Newfield Exploration (1)	3,800	274
Nexen	18,900	433
Peabody Energy	14,000	896
Range Resources	18,100	814
SM Energy	5,200	307
Southwestern Energy (1)	4,700	176
Ultra Petroleum (1)	9,800	468
		6,290
Total Energy		11,317

FINANCIALS 7.7%

Capital Markets 2.1%

Eaton Vance	17,700	535
Janus Capital Group	28,300	367
Lazard	12,400	490
Northern Trust	10,700	593
optionsXpress Holdings	6,400	100
SEI Investments	9,600	228
TD Ameritrade Holding	35,600	676
Waddell & Reed Financial, Class A	6,200	219
		3,208

Commercial Banks 1.6%

City National	3,700	227
Fifth Third Bancorp	14,400	211
First Horizon National	25,196	297
KeyCorp	30,800	273
Marshall & Ilsley	37,300	258
Popular (1)	85,599	269
Regions Financial	23,100	162
SVB Financial Group (1)	5,100	270
TCF Financial	15,600	231

Real Estate Management & Development 0.3%		
Forest City Enterprises, Class A (1)	24,600	411
		411
Total Financials		12,015
HEALTH CARE 12.4%		
Biotechnology 2.1%		
Alexion Pharmaceuticals (1)	8,600	693
BioMarin Pharmaceutical (1)	7,800	210
Cephalon (1)	4,400	271
Dendreon (1)	10,800	377
Human Genome Sciences (1)	21,000	502
Myriad Genetics (1)	7,200	164
Regeneron Pharmaceuticals (1)	13,700	450
Vertex Pharmaceuticals (1)	18,900	662
		3,329
Health Care Equipment & Supplies 3.3%		
American Medical Systems (1)	8,300	157
ArthroCare (1)	4,000	124
C.R. Bard	9,800	899
Dentsply International	13,300	455
Edwards Lifesciences (1)	6,400	517
Gen-Probe (1)	3,600	210
Hologic (1)	9,800	184
IDEXX Laboratories (1)	9,600	665
Intuitive Surgical (1)	1,500	387
Masimo	5,200	151
ResMed (1)	6,000	208
St. Jude Medical (1)	5,200	222
Thoratec (1)	8,100	229
Varian Medical Systems (1)	6,100	423

Pharmaceuticals 0.3%		
Valeant Pharmaceuticals International	18,500	523
		523
Total Health Care		19,256
INDUSTRIALS & BUSINESS SERVICES 17.1%		
Aerospace & Defense 1.9%		
Elbit Systems	3,000	159
Embraer, ADR	7,400	218
Goodrich	7,900	696
Precision Castparts	7,100	988
Rockwell Collins	8,900	518
Transdigm Group (1)	4,500	324
		2,903
Air Freight & Logistics 1.4%		
C.H. Robinson Worldwide	14,200	1,139
Expeditors International of Washington	18,600	1,015
		2,154
Airlines 0.7%		
SkyWest	25,200	393
Southwest Airlines	49,900	648
		1,041
Commercial Services & Supplies 1.1%		
American Reprographics (1)	32,500	247
Copart (1)	5,600	209
Republic Services	16,250	485
Ritchie Bros. Auctioneers (2)	10,000	231
Stericycle (1)	4,400	356
Waste Connections	7,950	219
		1,747

Construction & Engineering 1.2%		
Fluor	16,300	1,080
Foster Wheeler (1)	12,700	438
Quanta Services (1)	18,000	359
		1,877
Electrical Equipment 2.3%		
AMETEK	15,425	605
Babcock & Wilcox (1)	23,850	610
Cooper Industries	14,000	816
General Cable (1)	10,900	383
II-VI (1)	6,300	292
Rockwell Automation	12,000	861
		3,567
Industrial Conglomerates 0.8%		
McDermott International (1)	31,300	648
Roper Industries	8,400	642
		1,290
Machinery 4.6%		
Clarcor	5,800	249
Cummins	14,800	1,628
Donaldson	7,500	437
Flowserve	4,100	489
Graco	11,200	442
Harsco	9,000	255
IDEX	6,375	249
Joy Global	9,400	815
PACCAR	7,100	408
Pall	8,200	406
Terex (1)	9,300	289
Valmont Industries	5,300	470
WABCO Holdings (1)	5,400	329

Wabtec	11,300	598
		7,064
Professional Services 1.1%		
Corporate Executive Board	5,500	207
Dun & Bradstreet	2,600	213
Equifax	7,600	271
Manpower	3,300	207
Robert Half International	14,000	428
Verisk Analytics, Class A (1)	11,800	402
		1,728
Road & Rail 1.0%		
Hertz Global Holdings (1)	36,000	522
Kansas City Southern Industries (1)	10,400	498
Landstar System	14,400	589
		1,609
Trading Companies & Distributors 1.0%		
Fastenal	11,900	713
W.W. Grainger	6,100	842
		1,555
Total Industrials & Business Services		26,535
INFORMATION TECHNOLOGY 23.3%		
Communications Equipment 1.2%		
Ciena (1)	13,500	284
F5 Networks (1)	3,500	456
JDS Uniphase (1)	16,100	233
Juniper Networks (1)	24,300	897
		1,870
Computers & Peripherals 1.4%		
Logitech International (1)(2)	13,700	254

NetApp (1)	17,700	973
QLogic (1)	22,000	374
Seagate Technology (1)	35,100	528
		2,129

Electronic Equipment, Instruments & Components 2.5%

Amphenol, Class A	13,800	728
Dolby Laboratories, Class A (1)	12,200	814
First Solar (1)(2)	5,000	651
Itron (1)	4,400	244
Jabil Circuit	24,300	488
National Instruments	7,550	284
Trimble Navigation (1)	17,500	699
		3,908

Internet Software & Services 1.8%

Akamai Technologies (1)	14,300	673
Equinix (1)	6,200	504
Rackspace Hosting (1)(2)	13,700	430
Sina (1)	8,800	606
VeriSign	7,000	229
Vistaprint (1)	4,800	221
WebMD Health (1)	2,200	112
		2,775

IT Services 2.7%

Computer Sciences	4,600	228
Fidelity National Information	3,342	91
Fiserv (1)	6,300	369
Genpact (1)	13,100	199
Global Payments	5,300	245
Iron Mountain	10,899	273
Paychex	26,900	831
Teradata (1)	17,900	737

Western Union	67,300	1,250
		4,223

Office Electronics 0.1%

Zebra Technologies (1)	5,850	222
		222

Semiconductor & Semiconductor Equipment 6.3%

Altera	22,400	797
Analog Devices	18,000	678
Atheros Communications (1)	10,600	381
Cymer (1)	5,900	266
Fairchild Semiconductor, Class A (1)	14,500	226
GT Solar International (1)	18,300	167
Intersil, Holding, Class A	10,100	154
KLA-Tencor	6,100	236
Lam Research (1)	7,800	404
Linear Technology	23,600	816
Marvell Technology Group (1)	50,000	927
Maxim Integrated Products	14,100	333
MEMC Electronic Materials (1)	18,700	211
Microchip Technology (2)	16,400	561
National Semiconductor	43,100	593
NVIDIA (1)	56,400	869
ON Semiconductor (1)	38,500	380
Silicon Laboratories (1)	7,900	364
Varian Semiconductor Equipment (1)	15,500	573
Xilinx	31,100	901
		9,837

Software 7.3%

Adobe Systems (1)	13,800	425
Ansys (1)	12,900	672
Autodesk (1)	18,700	714
BMC Software (1)	13,300	627

CA	27,500	672
Check Point Software Technologies (1)	19,300	893
Citrix Systems (1)	10,200	698
Electronic Arts (1)	10,300	169
FactSet Research Systems	5,250	492
Fortinet (1)	10,800	349
Informatica (1)	14,600	643
Intuit (1)	16,900	833
MICROS Systems (1)	11,900	522
Nuance Communications (1)	47,000	854
Red Hat (1)	14,600	667
Rovi (1)	13,400	831
Salesforce.com (1)	4,500	594
Solera Holdings	7,300	375
Synopsys (1)	10,200	274
		11,304
Total Information Technology		36,268

MATERIALS 6.6%

Chemicals 2.7%

Air Products & Chemicals	5,500	500
Albermarle	5,000	279
CF Industries	4,500	608
Ecolab	8,700	439
Intrepid Potash (1)	10,700	399
Sherwin-Williams	6,600	553
Sigma Aldrich	6,800	452
Sociedad Quimica y Minera de Chile, ADR	15,400	900
		4,130

Construction Materials 0.3%

Vulcan Materials	12,200	541
		541

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2010, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $1,813,000 and cash collateral investments totaled $1,867,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $56,195,000 and $30,362,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

There were no distributions in the years ended December 31, 2010 and December 31, 2009. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $4,104,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $822,000 in fiscal 2016 and $7,591,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At December 31, 2010, there were no amounts subject to repayment. For the year ended December 31, 2010, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $87,000 for Price Associates; $191,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2003	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2003

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2003	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
2006
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Mid-Cap Growth Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Amit Seth (1980)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2009); Senior
Associate, Centennial Ventures (to 2007)

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011